UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 9, 2021

Box, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36805	20-2714444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Jefferson Ave.

Redwood City, California 94063

(Address of principal executive offices, including zip code)

(877) 729-4269

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	BOX	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

This Current Report on Form 8-K/A is being filed by Box, Inc. (“Box” or the “Company”) as an amendment (“Form 8-K Amendment”) to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 10, 2021 in order to disclose the final voting results for the Company’s annual meeting of stockholders (the “Annual Meeting”) held on September 9, 2021 as provided by First Coast Results, Inc., the independent Inspector of Election for the Annual Meeting (the “Inspector of Election”).

ITEM 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in more detail under Item 5.07 of this Form 8-K Amendment, at the Annual Meeting, the stockholders of the Company approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (as amended, the “Charter”) to eliminate the supermajority stockholder vote requirement to amend, repeal or adopt all provisions of the Charter. The material terms of the Charter Amendment are summarized under the heading “Proposal No. 4 — Charter Amendment To Eliminate Supermajority Stockholder Vote Requirement To Amend Certain Charter Provisions” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on July 19, 2021 (the “Definitive Proxy Statement”).

The Amendment became effective upon the filing of a Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on September 14, 2021. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company voted on the following proposals, each of which is more fully described in the Definitive Proxy Statement:

1.	To elect three Class I directors to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve an amendment to the Company’s 2015 Employee Stock Purchase Plan;

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

4.	To approve an amendment to the Charter to eliminate the supermajority stockholder vote requirement to amend certain provisions of the Charter; and

5.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2022.

On September 14, 2021, the Inspector of Election issued its final report which certified the final voting results for the Annual Meeting. Set forth below are the final voting results as provided by the Inspector of Election. Set forth below are the final voting results as provided by the Inspector of Election, which remain unchanged from the preliminary results the Company previously disclosed in its Current Report on Form 8-K on September 10, 2021.

The Class A common stock and Series A Convertible Preferred Stock vote together as a single class unless otherwise provided. Each stockholder of record is entitled to one vote per share of Class A common stock and one vote per each share of Class A common stock underlying a share of Series A Convertible Preferred Stock on an “as converted” basis. On July 12, 2021, the record date for the Annual Meeting (the “Record Date”), there were 173,344,280 votes underlying the issued and outstanding shares of Class A common stock and Series A Convertible Preferred Stock. Present at the Annual Meeting in person or by proxy were holders of shares of Class A common stock and Series A Convertible Preferred Stock representing an aggregate of 139,718,682 votes, or 80.60% of the voting power underlying the issued and outstanding shares entitled to vote at the Annual Meeting as of the Record Date, constituting a quorum.

1.	Election of Directors

Company Nominee	For	Withheld
Dana Evan	57,191,511	42,871,279
Peter Leav	97,836,600	6,516,122
Aaron Levie	103,095,313	1,257,409

Starboard Value LP Nominee	For	Withheld
Deborah S. Conrad	25,015,534	5,681,409
Peter A. Feld	34,578,952	407,923
Xavier A. Williams	25,023,101	5,673,842

The stockholders voted to re-elect each of the Company’s director nominees as a Class I director to serve until the Company’s 2024 annual meeting of stockholders and until their successors are duly elected and qualified.

2.	Approval of Amendment to 2015 Employee Stock Purchase Plan

For	Against	Abstained
128,446,927	5,792,448	810,289

The stockholders voted to approve the amendment to the Company’s 2015 Employee Stock Purchase Plan.

3.	Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstained
100,750,575	33,469,822	829,268

The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers.

4.	Approval of Amendment to the Charter

For	Against	Abstained
132,886,681	1,506,319	656,664

The stockholders voted to approve the amendment to the Charter to eliminate the supermajority stockholder vote requirement to amend certain provisions of the Charter.

5.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained
138,173,152	817,359	728,171

The stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2022.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Box, Inc., effective September 14, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOX, INC.

Date: September 14, 2021

	By:	/s/ David Leeb
David Leeb Chief Legal Officer and Corporate Secretary